Exhibit 99.1

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Financial Statements

As of and for the Two Years Ended December 31, 2013 and 2012

Report of Independent Registered Public Accounting Firm

The Unit Holder

DB Commodity Services LLC:

We have audited the accompanying statement of financial condition of DB Commodity Services LLC (the “Company”) as of December 31, 2013, and the related statements of income and expenses, of changes in members’ equity and of cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of DB Commodity Services LLC at December 31, 2013, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

New York, NY

February 24, 2014

Report of Independent Registered Public Accounting Firm

The Unit Holder

DB Commodity Services LLC:

We have audited the accompanying statements of financial condition of DB Commodity Services LLC (the Company) as of December 31, 2012, and the related statements of income and expenses, changes in member’s capital, and cash flows for the year ended December 31, 2012. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of DB Commodity Services LLC as of December 31, 2012, and the results of its operations and its cash flows for the year ended December 31, 2012 in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

March 20, 2013

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Statements of Financial Condition

December 31, 2013 and 2012

	2013	2012
Assets
Due from DB Exchange Traded Funds	$6,591,593	$8,078,924
Investment in DB Exchange Traded Funds	12,371	14,819
Prepaid Expense	133,735	433,513
Due from affiliate	137,356,980	77,526,439

Total assets	$144,094,679	$86,053,695

Liabilities and Member’s Capital

Liabilities:
Accrued expenses	$11,810,512	$13,663,190

Total liabilities	11,810,512	13,663,190

Member’s capital	132,284,167	72,390,505

Total liabilities and member’s capital	$144,094,679	$86,053,695

See accompanying notes to financial statements.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Statements of Income and Expenses

For the Years Ended December 31, 2013 and 2012

	2013	2012
Income:
Management fees	$87,642,334	$96,075,453
Equity in share of (losses)/earnings in investment in DB Exchange Traded Funds	(2,448)	386

Total income	87,639,886	96,075,839

Expenses:
Legal fees	596,220	1,000,066
Audit fees and tax services	5,908,252	6,558,113
Printing services	1,311,428	929,345
Administrator and trustee fees	3,968,872	4,647,962
Distribution fees	15,157,996	17,675,973
Registration Fees	516,195	127,485
Other	287,261	623,028

Total expenses	27,746,224	31,561,972

Net income	$59,893,662	$64,513,867

See accompanying notes to financial statements.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Statements of Changes in Member’s Capital

For the Years Ended December 31, 2013 and 2012

	2013	2012
Member’s capital, January 1	$72,390,505	$7,876,638
Net income	59,893,662	64,513,867

Member’s capital, December 31	$132,284,167	$72,390,505

See accompanying notes to financial statements.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Statements of Cash Flows

For the Years Ended December 31, 2013 and 2012

	2013	2012
Cash flows from operating activities:
Net income	$59,893,662	$64,513,867
Adjustments to reconcile net income to net cash provided by operating activities:
(Increase) decrease in operating assets:
Due from DB Exchange Traded Funds	1,487,331	41,114
Due from affiliate	(59,830,541)	(63,504,992)
Investment in DB Exchange Traded Funds	2,448	(386)
Prepaid Expense	299,778	(433,513)
Increase (decrease) in operating liabilities:
Accrued expenses	(1,852,678)	(616,090)

Net cash provided by operating activities	—	—
Cash at beginning of period	—	—

Cash at end of period	$—	$—

See accompanying notes to financial statements.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Financial Statements

December 31, 2013 and 2012

(1)	Organization and Basis of Presentation

DB Commodity Services LLC (the Company), a Delaware limited liability company, was formed on May 23, 2005, and is an indirect wholly owned subsidiary of Deutsche Bank AG (the “owner member”) and a direct wholly owned subsidiary of DB U.S. Financial Markets Holding Corporation. The Company is registered as a commodity pool operator and commodity trading advisor with the Commodity Futures Trading Commission and is a member of the National Futures Association.

The Company serves as the managing owner, commodity pool operator, and commodity trading advisor to the following funds, the “DB Exchange Traded Funds”:

•	PowerShares DB Commodity Index Tracking Fund (DBC)

•	PowerShares DB G10 Currency Harvest Fund (DBV)

•	PowerShares DB Multi Sector Commodity Trust in seven separate series, or Funds:

–     PowerShares DB Energy Fund (DBE)

–     PowerShares DB Oil Fund (DBO)

–     PowerShares DB Precious Metals Fund (DBP)

–     PowerShares DB Gold Fund (DGL)

–     PowerShares DB Silver Fund (DBS)

–     PowerShares DB Base Metals Fund (DBB)

–     PowerShares DB Agriculture Fund (DBA)

•	PowerShares DB US Dollar Index Trust in two separate series, or Funds:

–     PowerShares DB US Dollar Index Bullish Fund (UUP)

–     PowerShares DB US Dollar Index Bearish Fund (UDN)

(2)	Summary of Significant Accounting Policies

(a)	Basis of Accounting

The accompanying financial statements have been prepared in conformity with U.S. generally accepted accounting principles, accepted in the United States of America (“US GAAP”).

(b)	Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses, and related disclosure of contingent assets and liabilities during the reporting period of the financial statements and accompanying notes. Actual results could differ from those estimates. There were no significant estimates used in the preparation of these financial statements.

(c)	Due from DB Exchange Traded Funds

Due from DB Exchange Traded Funds represents outstanding management fees for services provided to the DB Exchange Traded Funds as commodity pool operator, commodity trading advisor and managing owner. The fees are recorded at the invoiced amounts and do not bear interest. Management has determined that there was no risk of unrecoverable amounts, and therefore, no allowance for doubtful accounts was provided for as of December 31, 2013 or December 31, 2012.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Financial Statements

December 31, 2013 and 2012

(d)	Investment in DB Exchange Traded Funds

The Company’s investments in the DB Exchange Traded Funds consist of capital contributions in the general shares of the Funds and are accounted for using the equity method, which the carrying amount of our investment approximates fair value. The Company adjusts the carrying amount of the investments to recognize the Company’s share of earnings or losses in the investments. Distributions received from the investments reduce the carrying amount of the respective investments.

(e)	Income Taxes

The Company is a limited liability company and did not elect to be taxable as a corporation for U.S. income tax purposes. Accordingly, the Company will not incur U.S. income taxes. No provision for federal, state, and local income taxes has been made in the accompanying financial statements, as its owner member is liable for income taxes, if any, on the Company’s income, loss, and other items, and there is no tax sharing arrangement between the Company and its owner member. Based on the effective tax rate of the Company’s owner member, the Company’s pro rata income tax expense would be approximately $18,000,000 and $19,400,000 for the federal tax, $4,000,000 and $4,400,000 for the New York State tax, and $4,500,000 and $5,000,000 for the New York City tax for the years ended December 31, 2013 and 2012, respectively. As the Company is not required to separately file its own returns, the following is the major tax jurisdiction for the Company’s parent, DB U.S. Financial Markets Holding Corporation, and the earliest tax year subject to examination: United States – 2008.

(f)	Revenue Recognition

Fees for management services are recognized on an accrual basis when earned. Fees for management services are accrued for each of the Funds monthly.

(3)	Fair Value Measurement

ASC 820 (Fair Value Measurements and Disclosures) defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value, and enhances disclosure requirements for fair value measurements.

In accordance with ASC 820, the Company has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Financial assets and liabilities recorded on the Statement of Financial Condition are categorized based on the inputs to the valuation techniques as follows:

Level 1 Financial assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company has the ability to access at the measurement date for identical assets or liabilities.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Financial Statements

December 31, 2013 and 2012

Level 2 Financial assets and liabilities whose values are based on quoted prices in markets that are not active or model inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a. Quoted prices for identical or similar assets or liabilities in active or nonactive markets; and

b. Pricing models whose inputs are observable for substantially the full term of the asset or liability.

Level 3 Financial assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

As required by ASC 820, when the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement in its entirety. Thus, a Level 3 fair value measurement may include inputs that are observable (Levels 1 and 2) and unobservable (Level 3). Gains and losses for such assets and liabilities categorized within Level 3, if any, may include changes in fair value that are attributable to both observable inputs (Levels 1 and 2) and unobservable inputs (Level 3).

A review of fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification of certain financial assets or liabilities.

The Company’s Investment in DB Exchange Traded Funds is considered a Level 1 asset as its value is based on the published price representing an exchange traded value for each such investment owned.

US GAAP requires disclosure of the estimated fair value of certain financial instruments and the methods and significant assumptions used to estimate their fair values. Certain financial instruments that are not carried at fair value on the statement of financial condition are carried at amounts that approximate fair value due to their short term nature and generally negligible credit risk. These instruments include receivables from the DB Exchange Traded Funds and affiliates and are considered to be Level 2 assets.

(4)	Related-Party Transactions

(a)	Management Fees and Due from DB Exchange Traded Funds

DBA and DBC pay the Company a management fee, monthly in arrears, in an amount equal to 0.85% per annum of their average daily net asset values.

DBO, DBS, DGL, DBB, DBE, DBP, DBV, UDN, and UUP pay the Company a management fee, monthly in arrears, in an amount equal to 0.75% per annum of their average daily net asset values.

During the Years Ended December 31, 2013 and 2012, the Company earned management fees of $87,642,334 and $96,075,453, respectively. As of December 31, 2013 and December 31, 2012, Due from DB Exchange Traded Funds was $6,591,593 and $8,078,924, respectively.

	Year Ended December 31, 2013 Management Fees	Year Ended December 31, 2012 Management Fees	December 31, 2013 Due from DB Exchange Traded Funds	December 31, 2012 Due from DB Exchange Traded Funds
DBA	$13,162,619	$16,202,364	$933,873	$1,244,344
DBB	2,223,612	2,559,969	150,012	201,618
DBC	54,985,135	52,794,818	4,283,621	4,705,210
DBE	1,706,535	1,253,318	171,385	89,353
DBO	3,325,652	4,906,032	204,317	491,499
DBP	1,880,210	2,838,239	117,293	234,529
DBS	326,090	541,304	20,851	41,831
DGL	1,752,512	3,041,609	94,132	315,004
DBV	2,144,741	2,429,713	129,205	216,147
UDN	555,153	666,917	41,265	61,338
UUP	5,580,075	8,841,170	445,639	478,051

	$87,642,334	$96,075,453	$6,591,593	$8,078,924

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Financial Statements

December 31, 2013 and 2012

(b)	Organization and Offering Costs

The Company assumes all organization and offering costs of the Funds. Expenses incurred with the continuous offering of limited shares will also be paid by the Company. Please refer to Note 7 for further details.

(c)	Administration Expenses

The Company assumes all routine operational, administrative and other ordinary expenses of the Funds, including, but not limited to, computer services, the fees and expenses of the Trustee, legal and accounting fees and expenses, audit and tax preparation expenses, filing fees and printing, mailing and duplication costs. Accordingly, such expenses are recorded in the statement of income and expenses of the Company. Please refer to Note 7 for further details on service agreements.

(d)	Service Agreement

The Company, in its capacity as the managing owner and on behalf of the Funds, entered into a service agreement with Deutsche Bank AG for services including, but not limited to, trading, accounting, legal and human resources. The costs of these services are assumed by Deutsche Bank AG with no cost allocation to the Company or the Funds.

Deutsche Bank Securities Inc., a Delaware corporation, serves as the clearing broker (the “Commodity Broker”) of the Funds. The Commodity Broker is also an indirect wholly-owned subsidiary of Deutsche Bank AG and is an affiliate of the Company. In its capacity as clearing broker, the Commodity Broker executes and clears the Fund’s futures transactions and performs certain administrative and custodial services for the Fund. As custodian of the Fund’s assets, the Commodity Broker is responsible, among other things, for providing periodic accountings of all dealings and actions taken by the Trust on behalf of the Fund during the reporting period, together with an accounting of all securities, cash or other indebtedness or obligations held by it or its nominees for or on behalf of the Fund. The fees related to these services are paid by the Funds.

(e)	Due from Affiliate

Deutsche Bank AG New York Branch provides the Company with a cash facility to cover its operational expenses and to deposit management fees received from the DB Exchange Traded Funds. This cash management program is noninterest-bearing and there is no expiration date. As of December 31, 2013 and December 31, 2012, the Company had a receivable from affiliate of $137,356,980 and $77,526,439, respectively.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Financial Statements

December 31, 2013 and 2012

(f)	Investment Advisory Service Agreement

The Company, in its capacity as the commodity trading advisor and on behalf of the Funds, entered into an agreement with Deutsche Bank Trust Company Americas for investment advisory services covering collateral management for the Funds. The agreement was terminated on July 31, 2013. The costs of these services are assumed by the Company with no cost allocation to the Funds. During the years ended December 31, 2013 and 2012, the Company expensed $58,333 and $100,000, respectively, in Other Expenses under this agreement.

(5)	Investments in DB Exchange Traded Funds

Investments in DB Exchange Traded Funds as of December 31, 2013 and December 31, 2012 amounted to $12,371 and $14,819, respectively. The Company’s ownership in each of the DB Exchange Traded Funds represents less than 1.0% of the Funds’ equity.

(6)	Accrued Expenses

Accrued expenses as of December 31, 2013 and December 31, 2012 consist of the following:

	2013	2012
Audit Fees & Tax Services	$4,865,289	$5,133,771
Distribution Fees	4,692,834	5,904,777
Administrator & Trustee Fees	1,331,762	1,577,646
Legal Fees	351,082	490,000
Printing Services	287,820	250,000
Other	281,725	306,996

	$11,810,512	$13,663,190

(7)	Prepaid Expenses

In the normal course of business, the Company will prepay certain administration, organization and offering costs on behalf of the DB Exchange Traded Funds. Prepaid amounts are amortized to the related expense over a twelve month period. During the year ended December 31, 2013, the Company expensed $516,195 in Registration Fees. During the year ended December 31, 2012, the Company expensed $127,485 in Registration Fees and $55,056 in Other Expenses. As of December 31, 2013 and December 31, 2012, unamortized prepaid expenses were $133,735 and $433,513, respectively.

(8)	Service Agreements

(a)	Trust Agreement

Under the Trust Agreement with the Funds, Wilmington Trust Company (the Trustee of the Funds) has delegated to the Company the exclusive management and control of all aspects of the business of the Funds. Trustee fees are paid for the Funds by the Company and are included in other expenses.

(b)	Administration Agreement

The Company, in its capacity as the managing owner and on behalf of each of the Funds, has appointed The Bank of New York Mellon as the administrator (the Administrator), custodian and transfer agent of the Funds and has entered into separate administrative, custodian, transfer agency and service agreements (collectively referred to as the Administration Agreement). The Administrator performs or supervises the performance of services necessary for the operation and administration of each of the Funds (other than making investment decisions), including receiving and processing orders to create and redeem shares of the Funds, net asset value calculations, accounting, and other fund administrative services. The

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Financial Statements

December 31, 2013 and 2012

Administrator’s monthly fees are paid for the Funds by the Company and are recorded in Administrator and Trustee Fees on the statement of income and expenses. For the years ended December 31, 2013 and 2012, administration and trustee fees were $4,088,872 and $4,647,962, respectively. As of December 31, 2013 and 2012, accrued administration and trustee fees were $1,331,762 and $1,577,646, respectively.

(c)	Distribution Services Agreement

ALPS Distributors, Inc. (the Distributor) provides certain distribution services to the Funds. Pursuant to the Distribution Services Agreement between the Company, in its capacity as managing owner of the Funds, and the Distributor, the Distributor assists the Company and the Administrator with certain functions and duties relating to distribution and marketing including reviewing and approving marketing materials. Distribution fees are paid for the Funds by the Company and are recorded in Distribution Fees on the statement of income and expenses. For the years ended December 31, 2013 and 2012, fees paid to the Distributor were $297,037 and $299,279, respectively. As of December 31, 2013 and 2012, accrued fees for the Distributor were $66,325 and $101,377, respectively.

(d)	License and Marketing Agreements

Under the License Agreement between Invesco PowerShares Capital Management LLC (the Licensor), and the Company, in its own capacity and in its capacity as the managing owner and on behalf of the Funds, the Licensor granted to the Funds a nonexclusive license to use the PowerShares® trademark (the Trademark) anywhere in the world, solely in connection with the marketing and promotion of the Funds and to use or refer to the Trademark in connection with the issuance and trading of the Funds’ shares as necessary.

Pursuant to a marketing agreement between Invesco AIM Distributors, Inc., an affiliate of the Licensor, and the Company in its capacity as the managing owner and on behalf of the Funds, Invesco AIM Distributors, Inc. assists the Company and the Administrator with certain functions and duties such as providing various educational and marketing activities regarding each of the Funds, primarily in the secondary trading market. Activities include, but are not limited to, communicating each of the Funds’ names, characteristics, uses, benefits, and risks, consistent with the prospectus, engagement in public seminars, road shows, conferences, media interviews, fielding incoming telephone “800” number calls, and distributing sales literature and other communications (including electronic media) regarding each of the Funds. Invesco AIM Distributors, Inc. will not open customer accounts or handle orders for the Funds.

License and Marketing fees are paid for the Funds by the Company and are recorded in Distribution Fees on the statement of income and expenses. For the years ended December 31, 2013 and 2012, license and marketing fees were $14,563,922 and $17,041,479, respectively. As of December 31, 2013 and 2012, accrued distribution fees were $4,692,834 and $5,904,777, respectively.

(9)	Commitments and Contingencies

The Company has entered into various service agreements on behalf of the Funds that contain a variety of representations and warranties, or provide indemnification provisions related to certain risks service providers undertake in performing services that are in the best interests of the Funds. While the Company’s exposure under such indemnification provisions cannot be estimated until a claim arises, these general business indemnifications are not expected to have a material impact on the Company’s financial position.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Financial Statements

December 31, 2013 and 2012

(10)	Business and Credit Concentration

The Company’s business is to serve as the managing owner, commodity pool operator, and commodity trading advisor to the DB Exchange Traded Funds. The basis for the management fee calculation is the Funds’ net asset value. Accordingly, factors that may have the effect of causing a decline in the Funds’ net asset value will affect the Company’s income from management fees.

Substantially all of the Company’s liquid assets are on deposit with Deutsche Bank AG, as noted in Note 4.

(11)	Subsequent Events

The Company evaluated the need for disclosures and/or adjustments resulting from subsequent events through February 24, 2014, the date the financial statements were available to be issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the Company’s financial statements and notes to the financial statements.